UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                 August 1, 2005

                                -----------------

                             DPAC TECHNOLOGIES CORP.
             (Exact name of registrant as specified in its charter)
                                -----------------

           California                   0-14843                33-0033759
  (State or other jurisdiction  (Commission File Number)     I.R.S. Employer
        of incorporation)                                 Identification Number
                                -----------------

                7321 Lincoln Way, Garden Grove, California 92841
               (Address of principal executive office) (Zip Code)

                                  714/898-0007
               Registrant's telephone number, including area code


                                 Not Applicable
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)

The Registrant's News Release dated August 1, 2005 is filed herewith as Exhibit 99.1, and incorporated herein by this reference. Such News Release was issued pursuant to Marketplace Rule 4815(b).

On August 1, 2005, the Registrant received a letter from the Nasdaq Stock Market Listing Qualifications Department. The letter notifies the Registrant of the delisting from the Nasdaq SmallCap Market of the DPAC Common Stock effective with the opening of business on August 3, 2005.

The delisting notice states that the reason for the Listing Qualification Panel's determination to delist the DPAC Common Stock was that the Registrant fails to meet the following continuing listing standards of the Nasdaq SmallCap
Market: Rule 4310(c)(2)(B) requires that the issuer have a minimum of $2,500,000 in stockholders' equity; or $35,000,000 market value of listed securities; or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years; and Rule 4450(a)(5) requires that the listed security have a minimum bid price for continued listing of $1.00.

The Registrant intends that its DPAC Common Stock shall be quoted on the Over-the-Counter Bulletin Board. The delisting of the Common Stock could adversely affect the liquidity and increase the volatility of the Common Stock.







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 Section 9                Financial Statements and Exhibits

         Item 9.01 Financial Statements and Exhibits

                (c) Exhibits
                    --------

                    99.1    Press Release of Registrant dated August 1, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DPAC Technologies Corp.
                                 (Registrant)

                                 Date August 1, 2005

                                 /s/ Creighton K. Early
                                 -----------------------------------------------
                                 (Signature)

                                     Creighton K. Early, Chief Executive Officer
                                 -----------------------------------------------
                                (Name and Title)






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